ADDENDUM DATED MAY 21, 1998
                      TO PROSPECTUS DATED FEBRUARY 27, 1998

                           JWB AGGRESSIVE GROWTH FUND
                                   CITY CENTER
                          810 RICHARD STREET, SUITE 123
                             HONOLULU, HAWAII 96813

The following information relating to minimum purchases of Fund shares replaces the minimum purchase information contained on the Cover Page of the Prospectus and the section of the Prospectus entitled "How To Purchase Shares".

"The minimum initial investment in the Fund for regular accounts is $1,000. The minimum initial purchase for IRA accounts (or other qualified accounts) is $250. Subsequent investments for regular or IRA accounts must be $50 or more. The Fund is a pure No-Load Fund. There are no sales loads or other transaction fees. This means that 100% of your initial investment is invested in shares of the Fund."